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                                                                 EXHIBIT 10(q)



   STATE OF SOUTH CAROLINA )
                           )   SETTLEMENT AGREEMENT
   COUNTY OF BEAUFORT      )

      AGREEMENT made this 31st day of October, 1996, by and between ASSET MANAGEMENT ASSOCIATES, INC., a South Carolina corporation with a principal place of business on Hilton Head Island, South Carolina (hereinafter "AMA"); KUMAR K. VISWANATHAN, an individual of Hilton Head Island, South Carolina and the sole shareholder, Director and the President of AMA (hereinafter "Viswanathan"); SEA PINES COMPANY, INC., a South Carolina corporation with a principal place of business on Hilton Head Island, South Carolina (hereinafter "SPC"); and SEA PINES ASSOCIATES, INC., a South Carolina corporation with a principal place of business on Hilton Head island, South Carolina (hereinafter "SPA"). SPC and SPC may sometimes hereinafter be referred to as "Sea Pines".

      WHEREAS, AMA has filed suit against SPC and SPA in the Court of Common Pleas for Beaufort County, South Carolina, Civil Action No. 94-CP-07-1503 (hereinafter "the Beaufort Action"), and has asserted that AMA has been assigned all the rights of Marriott Ownership Resorts, Inc. (hereinafter "MORI") by virtue of an assignment dated August 16, 1994, regarding the old Sea Pines Welcome Center and MORI's rights in that property arising our of or in any way connected to the contract between MORI and Palmetto Federal Savings Bank dated May 25, 1994, or in any way arising out of Sea Pines' conduct regarding the stated contract; and

      WHEREAS, AMA (on its own behalf and as assignee of MORI), Viswanathan and Sea Pines have agreed to resolve all claims which have been asserted by AMA (whether on its own behalf of as assignee of MORI) including all claims that could have been asserted by any party arising from the facts alleged in the Beaufort Action;

      NOW, THEREFORE, AMA, Viswanathan, SPC and SPA agree as follows:

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        1.  At Closing, as hereinafter defined (hereinafter "Closing"), Sea
Pines shall pay AMA $225,000.00.

        2. At Closing, AMA's designee shall acquire the Old Sea Pines Welcome Center from SPC pursuant to the Agreement for Sale of Improved Land on Hilton Head Island, a true copy of which is annexed hereto and incorporated herein as
Exhibit 1.

        3. At Closing, AMA's designee and SPC shall enter into the Commercial Lease Agreement, a true copy of which is annexed hereto and incorporated herein as Exhibit 2.

        4. At Closing, AMA, Viswanathan and Sea Pines shall enter into the Mutual Release Agreement, a true copy of which is annexed hereto as Exhibit 3.

        5. At Closing, Sea Pines shall assign AMA all of its/their rights arising from the March 10, 1995 letter of MORI that indicated MORI would return to Sea Pines any monies paid MORI by AMA resulting from any recovery in the Beaufort Action.

        6. At Closing, AMA and Sea Pines shall direct their respective counsel to file the Order of Dismissal with Prejudice, a true copy of which is annexed hereto as Exhibit 4.

        7. At Closing, AMA's designee shall assume the Carolina Community Bank and Hilton Head Health Systems, L.P. leases, true copies of which are annexed hereto as Exhibit 5 and 6, respectively.

        8. "Closing" shall occur on or before October 31, 1996. The parties acknowledge and agree that time is of the essence for Closing and is a condition of this settlement. Because a condition to the real estate transaction aspect of this Settlement (paragraph 2) is the completion and payment of all improvements (including tenant improvements) by Sea Pines and the issuance of a Certificate of Occupancy (hereinafter "CO") for all tenants to the Old Sea Pines Welcome Center and the parties to this Agreement are not in control of that event, they agree that Closing
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may be conducted in escrow upon the terms and conditions of the Escrow Closing
Letter annexed hereto as Exhibit 7.

        9. The terms and conditions of this Settlement Agreement shall be maintained confidentially, except that they may reveal to accountants, tax advisors or lawyers as may be necessary for the proper preparation of financial statements, tax returns, loan applications and/or to otherwise comply with requirements of law or process of law.

       10. If any dispute shall arise with respect to this Agreement after it is executed, then the losing party shall reimburse all prevailing parties for their attorney's fees incurred in dealing with such dispute.

        IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first set forth above.


                                            By: /s/ Kumar K. Viswanathan
--------------------------------            ----------------------------------
WITNESS                                     Kumar K. Viswanathan, an
                                            individual of Hilton Head,
                                            South Carolina




                                            ASSET MANAGEMENT ASSOCIATES, INC.,
                                            a South Carolina corporation


                                            /s/ Kumar K. Viswanathan
--------------------------------            ----------------------------------
WITNESS                                     Its: President


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                                            SEA PINES COMPANY, INC., a
                                            South Carolina corpora

/s/                                         By: /s/ Michael E. Lawrence
----------------------------                   ---------------------------
WITNESS                                        Its: President


                                            SEA PINES ASSOCIATES, INC.,
                                            a South Carolina corporation

/s/                                         By: /s/ Michael E. Lawrence
----------------------------                   ---------------------------
WITNESS                                     Its: Chief Executive Officer